Rule 497(e)

File Nos. 033-83928

811-08762

RETIREMENT PLAN SERIES ACCOUNT

An Individual Flexible Premium Variable Annuity

Issued by Great-West Life & Annuity Insurance Company

Supplement dated May 1, 2013 to the

Prospectus and Statement of Additional Information dated April 30, 2001

This Supplement is sent as a reminder of the March 15, 2013 amendment to certain information contained in the Prospectus dated April 30, 2001.

Effective on or about April 30, 2013, the Great-West MFS International Value Fund (the International Value Fund) became an investment option in the Series Account.

Effective on or about April 30, 2013, the Great-West Invesco ADR Fund (the ADR Fund) merged into the International Value Fund.

As a result, effective on or about April 30, 2013 and as previously communicated to you, if you did not Transfer your contract value out of the ADR Fund, any investments in the Investment Division that invests in shares of the ADR Fund automatically became investments in the Investment Division that invests in shares of the International Value Fund. Furthermore, the Investment Division that invested in shares of the ADR Fund is now closed to new Contributions and new Transfers.

You may elect to Transfer your contract value out of the International Value Fund by calling an annuity account representative at 1-800-905-1959, or by writing to Annuity Administration, PO Box 173920, Denver, CO 80217-3920. You may also elect a Transfer from the International Value Fund to another Investment Division by using the Intouch® Voice Response System at 1-800-905-1959, or by using the website at www.gwrs.com.

Aside from the changes detailed above, the terms of your contract are not affected in any manner, and no other changes are being made to your contract. These contracts are no longer being sold.

This Supplement must be accompanied by, or read in conjunction with, the Prospectus and

Statement of Additional Information, dated April 30, 2001.

Please read this Supplement carefully and retain it for future reference.